UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

TORNIER N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2015, Tornier N.V. (“Tornier”) announced internally the global executive leadership team that is expected to lead the combined company upon completion of the proposed combination of Tornier and Wright Medical Group, Inc. (“Wright”). The global executive leadership team is expected to consist of the following members of both Wright’s and Tornier’s respective current executive teams:

Name	Combined Company Position	Current Position
Robert J. Palmisano	President and Chief Executive Officer	Wright’s President and Chief Executive Officer

David H. Mowry	Executive Vice President and Chief Operating Officer	Tornier’s President and Chief Executive Officer

Lance A. Berry	Senior Vice President and Chief Financial Officer	Wright’s Senior Vice President and Chief Financial Officer

James Lightman	Senior Vice President, General Counsel and Secretary	Wright’s Senior Vice President, General Counsel and Secretary

Robert Burrows	Senior Vice President, Supply Chain	Wright’s Senior Vice President, Operations

Wes Porter	Senior Vice President and Chief Compliance Officer	Wright’s Senior Vice President and Chief Compliance Officer

Greg Morrison	Senior Vice President, Human Resources	Tornier’s Senior Vice President, Global Human Resources and HPMS (High Performance Management System)

Julie Tracy	Senior Vice President and Chief Communications Officer	Wright’s Senior Vice President and Chief Communications Officer

Jennifer Walker	Senior Vice President, Process Improvement	Wright’s Senior Vice President, Process Improvement

Terry Rich	President, Upper Extremities	Tornier’s Senior Vice President, U.S. Commercial Operations

Kevin Cordell	President, Lower Extremities and Biologics	Wright’s President, U.S. Extremities

Peter Cooke	President, International	Wright’s President, International

William Griffin	Senior Vice President and General Manager, BioMimetic	Wright’s Senior Vice President and General Manager, BioMimetic

These management changes are subject to the approval of the board of directors of the combined company and will become effective and are conditioned upon the closing of the proposed merger between Tornier and Wright. The closing of the merger remains subject to regulatory approval, approval by the Tornier and Wright shareholders and other customary closing conditions.

In connection with these management changes, it is anticipated that the following executive officers of Tornier will step down from their current executive officer positions of Tornier effective and conditioned upon the closing of the proposed merger: Shawn McCormick, Tornier’s Chief Financial Officer, Stéphan Epinette, Tornier’s Senior Vice President, International Commercial Operations. Kevin M. Klemz, Tornier’s Senior Vice President, Chief Legal Officer and Secretary, and Gordon Van Ummersen, Tornier’s Senior Vice President, Global Product Delivery.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this report that relate to future, not past, events are forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations of future events and often can be identified by words such as “expect,” “anticipate,” “will,” “intend,” “will,” “can,” “may,” “believe,” “could,” “continue,” “future,” other words of similar meaning or the use of future dates. Examples of forward-looking statements in this report include the global executive leadership team that is expected to lead the combined company upon completion of the proposed merger between Tornier and Wright and the departure of certain Tornier executive officers after completion of the merger. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Uncertainties and risks may cause Tornier’s actual results to be materially different than those expressed in or implied by Tornier’s forward-looking statements. For Tornier, such uncertainties and risks include, among others, risks relating to Tornier’s proposed merger with Wright, including the timing of the transaction; uncertainties as to whether Tornier shareholders and Wright shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction, or the terms of such approval; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of Wright’s or Tornier’s control; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Wright and Tornier may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on Wright’s and Tornier’s respective business relationships with third parties; transaction costs; actual or contingent liabilities; the adequacy of the combined company’s capital resources; and other risks and uncertainties. More detailed information on these and other factors that could affect Tornier’s actual results are described in Tornier’s filings with the U.S. Securities and Exchange Commission, including its most recent annual report on Form 10-K for the fiscal year ended December 29, 2013, subsequent quarterly reports on Form 10-Q and registration statement on Form S-4 filed in connection with its proposed merger with Wright. Tornier undertakes no obligation to update its forward-looking statements.

Important Additional Information and Where to Find It

In connection with the proposed merger, Tornier has filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that includes a preliminary joint proxy statement of Wright and Tornier that also constitutes a preliminary prospectus of Tornier. The registration statement has not yet been declared effective by the SEC and will be amended by Tornier at a future date. Wright and Tornier will make the final joint proxy statement/prospectus available to their respective shareholders at a future date once the Form S-4 registration statement has been finalized and declared effective by the SEC. Investors are urged to read the final joint proxy statement/prospectus when it becomes available, because it will contain important information. The Form S-4 registration statement, definitive joint proxy statement/prospectus and other documents filed by or to be filed by Tornier and Wright with the SEC are and will be available free of charge at the SEC’s website (www.sec.gov) and from Tornier and Wright. Requests for copies of the joint proxy statement/prospectus and other documents filed by Wright with the SEC may be made by contacting Julie D. Tracy, Senior Vice President and Chief Communications Officer by phone at (901) 290-5817 or by email at julie.tracy@wmt.com, and request for copies of the joint proxy statement/prospectus and other documents filed by Tornier may be made by contacting Shawn McCormick, Chief Financial Officer by phone at (952) 426-7646 or by email at shawn.mccormick@tornier.com.

Participants in the Solicitation

Wright, Tornier, and their respective directors, executive officers and employees, may be deemed to be participants in the solicitation of proxies from Wright’s and Tornier’s respective shareholders in connection with the proposed transaction. Information about the directors and executive officers of Wright and their ownership of Wright stock is set forth in Wright’s annual report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 27, 2014 and its proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on March 31, 2014. Information regarding Tornier’s directors and executive officers is contained in Tornier’s annual report on Form 10-K for the fiscal year ended December 29, 2013, which was filed with the SEC on February 21, 2014, and its proxy statement for its 2014 annual general meeting of shareholders, which was filed with the SEC on May 16, 2014. These documents can be obtained free of charge from the sources indicated above. Certain directors, executive officers and employees of Wright and Tornier may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the participants in the solicitation of Wright and Tornier shareholders is included in the Form S-4 registration statement and will be included in the final joint proxy statement/prospectus that will be made available to stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2015	TORNIER N.V.

	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Senior Vice President, Chief Legal Officer and Secretary